Exhibit 32.1
Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Lynette P. Harris, the Chief Financial Officer of Monarch Financial Holdings, Inc. certify that, to my knowledge:

(a)
The Annual Report on Form 10-K of Monarch Financial Holdings, Inc. for the year ended December 31, 2013 (the “Form 10-K”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934.

(b)	The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 13, 2014	/s/ Lynette P. Harris
Lynette P. Harris, Executive Vice President and Chief Financial Officer